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UBS U.S. Allocation Fund

Supplement to the prospectus dated December 29, 2006

July 16, 2007

Dear Investor,

The  purpose of this  supplement  is to update  information  regarding  UBS U.S.
Allocation Fund ("the Fund").

The Fund will  cease  offering  Class B shares  (with  exceptions  for  existing shareholders  for  exchanges or  reinvesting  dividends),  effective on or about
October 1, 2007. New or additional  investments  into Class B shares,  including investments  through an automatic  investment  plan, will not be permitted after
September 28, 2007. Existing shareholders of Class B shares may: (i) continue as
Class B shareholders; (ii) continue to reinvest dividends and distributions into
Class B shares;  and (iii)  exchange  their Class B shares for Class B shares of other  series of the UBS Family of Funds,  as  permitted  by  existing  exchange privileges. For Class B shares outstanding on October 1, 2007 and Class B shares acquired upon  reinvestment of dividends or distributions  or through  exchanges after  September 28, 2007,  Class B share  attributes,  including the associated
Rule 12b-1 plan service and distribution fees, contingent deferred sales charges and conversion features, as applicable, will continue.

PLEASE  BE  SURE  TO  RETAIN  THIS  IMPORTANT   INFORMATION  WITH  YOUR  CURRENT
PROSPECTUS.

Item # ZS311